                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                     February 7, 2002 (November 19, 2001)


                              CUMULUS MEDIA INC.
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             (Exact name of registrant as specified in its charter)


         Illinois                    000-24525                  36-4159663
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(State or other jurisdiction        (Commission               (IRS employer
     of incorporation)              File Number)            Identification No.)


3535 Piedmont Road, Building 14, Fourteenth Floor, Atlanta, Georgia   30305
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          (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:      (404) 949-0700
                                                   ----------------------------


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ITEM 5.  Other Events.

         On November 19, 2001, Cumulus Media Inc. issued a press release announcing that we had signed a definitive agreement to acquire Aurora Communications, LLC and that we had signed a letter of intent to acquire the broadcasting operations of DBBC, L.L.C. On December 17, 2001, we issued a second press release announcing that we had signed a definitive agreement to acquire the broadcasting operations of DBBC, on terms and conditions consistent with those of the previously-announced letter of intent.

         The Proposed Aurora Acquisition. The agreement to acquire Aurora Communications provides for the issuance to the owners of Aurora Communications of (a) 10,551,182 shares of our common stock, consisting of approximately 1,570,034 shares of our Class A Common Stock, and approximately 8,981,148 shares of our non-voting Class B Common Stock, which may be converted into shares of Class A Common Stock on a one-for-one basis, and (b) warrants, exercisable for a period of one year from the date of issuance, to purchase up to an aggregate of 833,333 shares of our common stock, consisting of warrants for approximately 124,000 shares of Class A Common Stock and approximately 709,333 shares of Class A Common Stock or Class B Common Stock, at an exercise price of $12.00 per share, and the payment of $93 million in cash, most of which will be used to retire existing indebtedness of Aurora Communications and the balance of which will be paid to the owners of Aurora Communications. This proposed transaction is referred to as the Aurora acquisition.

         One of our directors, Robert H. Sheridan, III, and one of our principal shareholders, BA Capital Company, L.P., referred to as BA Capital, of which Mr. Sheridan is a senior vice president and managing director, have certain interests in the proposed Aurora acquisition that are different from, and in addition to, those of our other shareholders. Those interests arise because BancAmerica Capital Investors, SBIC I, L.P., referred to as BACI, of which Mr. Sheridan is also a senior vice president and managing director and which is an affiliate of BA Capital, indirectly owns approximately 73% of the equity interests of Aurora Communications.

         If the Aurora acquisition is consummated (but without taking into account the acquisition of the broadcasting operations of DBBC), BA Capital and BACI will together own approximately 1.9% of the voting power of our outstanding common stock, represented by 840,250 shares of Class A Common Stock and 10,961,144 shares of non-voting Class B Common Stock. In addition, BACI will hold a warrant to acquire approximately 709,333 shares of our Class A Common Stock or Class B Common Stock. Assuming this warrant is exercised for shares of our Class B Common Stock, BA Capital and BACI would together own approximately 2.9% of our outstanding Class A Common Stock, approximately 74.8% of our outstanding Class B Common Stock, and none of our outstanding Class C Common Stock. These shares would represent 1.9% of the outstanding voting power of our common stock. Assuming conversion of the shares of Class B Common Stock and the exercise of the warrant (including the conversion into Class A Common Stock of any shares of Class B Common Stock acquired under the warrant), BA Capital and BACI would together own approximately 30.5% of our Class A Common Stock, and none of our Class B Common Stock or Class C Common Stock. These shares of our Class A Common Stock would represent 22.2% of the outstanding voting power of our common stock.


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         Our Board of Directors was aware of those interests and, without the participation of Mr. Sheridan, considered those interests, together with other relevant factors, in approving the proposed Aurora acquisition.

         In connection with the Aurora acquisition, we have also entered into a registration rights agreement with Aurora Communications and its owners, pursuant to which, among other things, we agreed to prepare and file a registration statement with the Securities and Exchange Commission, or SEC, in order to permit the resale of the shares of our Class A Common Stock that we will issue to the owners of Aurora Communications at the closing of the Aurora acquisition, including those shares of Class A Common Stock that may be issued upon conversion of the shares of Class B Common Stock, or upon exercise of the warrants, that we will issue at closing. It is a condition to closing the Aurora acquisition that the registration statement be declared effective prior to the closing, and we are required to maintain the registration statement in effect until the earlier to occur of:

         - the date on which all of the registered shares have been sold; or

         - three years from the date the securities covered by the registration statement are issued.

         The registration rights agreement grants additional rights, called demand registration rights, to BACI. Starting after 30 months from the date of the registration rights agreement, BACI can require from time to time, without limitation as to the number of times, that we register for resale any shares of our common stock that it received in the Aurora acquisition that it still holds at that time. The agreement also grants rights, called piggyback registration rights, to the other owners of Aurora Communications. The piggyback registration rights allow the owners of Aurora Communications to have the shares of our common stock that they receive in the Aurora acquisition included in any future public offering of our common stock. Both the demand registration rights and the piggyback registration rights expire once the shares of our common stock issued in the Aurora acquisition have all been sold or otherwise disposed of.

         Also in connection with the Aurora acquisition, BACI has agreed to enter into a shareholder agreement with us, at the closing of the Aurora acquisition, that places limits on some of BACI's rights as a holder of our Class B Common Stock, which rights are otherwise provided under our articles of incorporation. In addition, the shareholder agreement provides that if BACI, or any of its affiliates, has converted shares of Class B Common Stock into shares of Class A Common Stock, in certain circumstances BACI, or its applicable affiliate, may exchange the shares of Class A Common Stock for an equal number of shares of Class B Common Stock, all of which would remain subject to the limitation of certain rights imposed by the shareholder agreement.

         The completion of the proposed Aurora acquisition depends upon the satisfaction of a number of conditions, including, among other things, our shareholders' approval of the Aurora acquisition, issuance of a final order by the Federal Communications Commission, or FCC, permitting the transfer of control of the FCC licenses held by Aurora Communications' subsidiaries to us, and receipt of the financing required to consummate the Aurora acquisition.


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Assuming that all of the necessary conditions are met or waived, we expect to complete the Aurora acquisition during the first half of 2002.

         The Proposed DBBC Acquisition. The agreement to purchase the broadcasting operations of DBBC provides for the issuance to DBBC of (a) 5,250,000 shares of our Class A Common Stock and (b) a warrant to purchase up to 250,000 shares of Class A Common Stock, and the assumption of specified liabilities of DBBC and the payment of certain expenses, up to an aggregate of $21 million. This proposed transaction is referred to as the DBBC acquisition.

         Simultaneously with the closing of the DBBC acquisition, we will enter into a registration rights agreement with DBBC, pursuant to which DBBC can require that we file a registration statement with the SEC in order to permit the resale of the shares of our Class A Common Stock to be issued to DBBC in the acquisition, including those shares of Class A Common Stock that may be issued upon exercise of the warrant.

         DBBC is owned by Lewis W. Dickey, Jr., the Chairman, President, Chief Executive Officer and a director of Cumulus Media, three of his brothers, including John W. Dickey, the Executive Vice President of Cumulus Media, and Quaestus & Co. Inc., which is controlled by Richard W. Weening, a director of Cumulus Media. Collectively, those individuals, and their affiliated entities, own approximately 1,171,290 shares, or 4.2%, of our outstanding Class A Common Stock, and 1,529,277 shares, or 100%, of our outstanding Class C Common Stock (which has ten votes per share), which collectively represent approximately 38.2% of the outstanding voting power of our common stock as of December 31, 2001. In connection with the DBBC acquisition, DBBC will receive 5,250,000 shares of our Class A Common Stock and a warrant, exercisable for a period of six months from the date of issuance, to purchase up to an additional 250,000 shares of Class A Common Stock at an exercise price of $12.00 per share. As the majority owners and managers of DBBC, Messrs. L. Dickey and J. Dickey and their brothers will control the manner in which the shares of Class A Common Stock that DBBC will acquire in the DBBC acquisition will be voted.

         Upon completion of the DBBC acquisition, and without taking into account the Aurora acquisition, Messrs. L. Dickey, J. Dickey and Weening, and their affiliates, collectively will own approximately 21.4% of our outstanding Class A Common Stock and 100% of our outstanding Class C Common Stock, which collectively will represent approximately 62.7% of the outstanding voting power of our common stock, assuming exercise of the warrant being issued to DBBC and of all presently exercisable options held by those persons.

         Because of the interests of the Dickeys and Mr. Weening in the proposed DBBC acquisition, our Board of Directors established a special committee of independent directors to act on behalf of Cumulus Media in negotiating the price and other terms and conditions of the DBBC acquisition and in evaluating the fairness of the transaction. The members of the special committee were aware of, and considered, those interests, together with other relevant factors, in approving the proposed DBBC acquisition.

         The completion of the proposed DBBC acquisition depends upon the satisfaction of a number of conditions, including, among other things, our shareholders' approval of the transaction, an FCC order permitting our acquisition of DBBC's FCC licenses and receipt of the


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financing required to consummate the DBBC acquisition. Assuming that all of the necessary conditions are met or waived, we expect to complete the DBBC acquisition during the first half of 2002.

         The Voting Agreements. In connection with both the proposed Aurora acquisition and the proposed DBBC acquisition, Messrs. L. Dickey, J. Dickey and Weening, and their affiliates, who together own shares of our common stock representing approximately 38.2% of the outstanding voting power as of December 31, 2001, have entered into agreements with both Aurora Communications and DBBC that require the Dickeys, Mr. Weening and their affiliates to vote their shares of our common stock in favor of any proposals necessary to approve each acquisition.

         The executed agreements, including any amendments, and the press releases announcing the proposed acquisitions are attached as exhibits to this report and are incorporated herein by reference. The foregoing descriptions of the executed agreements are qualified in their entirety by reference to the attached exhibits.

ITEM 7(c) - Exhibits.



         2.1        Acquisition Agreement, dated November 18, 2001, by and among Cumulus Media Inc.,
                    Aurora Communications, LLC, and the other parties identified therein, as amended on January 23, 2002.

         2.2        Amended and Restated Registration Rights Agreement, dated as of January 23, 2002, by and among Cumulus Media Inc., Aurora Communications, LLC, and the other parties identified therein.

         2.3        Agreement and Plan of Merger, dated December 14, 2001, by and among Cumulus Media
                    Inc., DBBC, L.L.C., and the other parties identified therein.

         2.4        Voting Agreement, dated November 18, 2001, by Aurora Communications, LLC, Cumulus
                    Media Inc., Lewis W. Dickey, Jr., John W. Dickey, DBBC of Georgia, L.L.C., CML
                    Holdings, LLC, Richard W. Weening, Quaestus Management Corporation and Quaestus
                    Partner Fund.

         2.5        Voting Agreement, dated December 14, 2001, by DBBC, L.L.C., Cumulus Media Inc.,
                    Lewis W. Dickey, Jr., John W. Dickey, DBBC of Georgia, L.L.C., CML Holdings, LLC,
                    Richard W. Weening, Quaestus Management Corporation and Quaestus Partner Fund.

         99.1       Press Release issued by Cumulus Media Inc., dated November 19, 2001.

         99.2       Press Release issued by Cumulus Media Inc., dated December 17, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CUMULUS MEDIA INC.


                                             By:  /s/  Martin R. Gausvik
                                                -------------------------------
                                                Name:  Martin R. Gausvik
                                                Title: Executive Vice President,
                                                         Treasurer and Chief
                                                         Financial Officer

Date:  February 7, 2002


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                                 EXHIBIT INDEX


EXHIBIT NUMBER                                       EXHIBIT

   2.1            Acquisition Agreement, dated November 18, 2001, by and among Cumulus Media Inc., Aurora Communications, LLC, and the other parties identified therein, as amended on January 23, 2002.

   2.2            Amended and Restated Registration Rights Agreement, dated as of January 23, 2002, by and among Cumulus Media Inc., Aurora Communications, LLC, and the other parties identified therein.

   2.3            Agreement and Plan of Merger, dated December 14, 2001, by and among Cumulus Media Inc., DBBC, L.L.C., and the other parties identified therein.

   2.4            Voting Agreement, dated November 18, 2001, by Aurora Communications, LLC, Cumulus Media Inc.,
                  Lewis W. Dickey, Jr., John W. Dickey, DBBC of Georgia, L.L.C., CML Holdings, LLC, Richard W. Weening,
                  Quaestus Management Corporation and Quaestus Partner Fund

   2.5            Voting Agreement, dated December 14, 2001, by, DBBC, L.L.C., Cumulus Media Inc., Lewis W. Dickey, Jr.,
                  John W. Dickey, DBBC of Georgia, L.L.C., CML Holdings, LLC, Richard W. Weening, Quaestus Management
                  Corporation and Quaestus Partner Fund.

  99.1            Press Release issued by Cumulus Media Inc., dated November 19, 2001.

  99.2            Press Release issued by Cumulus Media Inc., dated December 17, 2001.


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